(Jefferson Growth and Income Fund Logo)

                                 ANNUAL REPORT
                                OCTOBER 31, 1998

                                                               December 23, 1998
Dear Fellow Shareholders,

Enclosed is the annual report for the year ended October 31, 1998. On behalf of myself and the Board of Trustees, I'd like to welcome our new shareholders and thank our existing shareholders for their continued support.

In prior shareholder letters we concluded that a defensive portfolio posture was more appropriate given the market environment. That posture proved timely over the last six months. Since our last report to shareholders on April 30, 1998, through the period ended October 31, 1998, the Russell 2000, a broad based index of small and medium sized companies, declined by 20.7%. The NAV of class A shares declined by 15.79% and class B shares declined by 16.19%. We took advantage of this weakness in the market to expand the fund's holdings on a highly selective basis.

The fund also paid two regular quarterly dividends of $0.0726 and $0.0775 on Class A shares and $0.0601 and $0.0570 on Class B shares during the period.

The stock market remains very narrow in breadth. The 50 largest capitalization stocks of the S&P 500 have provided most of the total return for the S&P 500 for the period. Broader market indices, such as the Value Line Composite and the Russell 2000 have shown far lower returns for the same period. We continue to expect this performance gap to narrow as the valuation difference between larger and smaller companies becomes more in line with historic norms.

As we pointed out in our last letter to shareholders, a slower domestic economy and pressure on corporate profits were our key concerns. Since then, the number of negative earnings surprises among public companies continues to rise and we have seen a slowing in the domestic economy.

Big company valuations are very high by historic standards and market volatility continues to be great. Small and medium companies have more reasonable valuation characteristics but continue to under-perform their larger counterparts. Given these factors, we continue to feel a defensive portfolio with good current yield to the shareholder is the best investment posture.

Sincerely,

/s/ Richard P. Imperiale

Richard P. Imperiale
Chairman


                          Class A -            Russell  Class B -
    date       Class A     No-Load  Class B     2000     No-Load   S&P 500
    9/1/95      $9,450    $10,000   $10,000   $10,000   $10,000   $10,000
  10/31/95      $9,490    $10,040    $9,530    $9,723   $10,030   $12,410
  10/31/96     $10,591    $11,204   $10,692   $11,337   $11,092   $12,887
  10/31/97     $12,239    $12,948   $12,321   $14,662   $12,721   $17,024
  10/31/98     $11,380    $12,040   $11,449   $12,926   $11,749   $20,769

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 9/01/95 (inception). Class B shares assume the deduction of the maximum Contingent Deferred Sales Charge
(CDSC) that would be applicable for a complete redemption that received the price that was last calculated on October 31, 1998. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the fiscal period ended October 31, 1998 the Fund has chosen to use the Russell 2000 index as it's comparison benchmark. In the prior fiscal period the Fund used the S&P 500 as it's comparison benchmark. The change was made because the profile of the securities in the Russell 2000 more closely resembles the profile of the securities in the Fund.

                       FOR PERIODS ENDED OCTOBER 31, 1998
------------------------------------------------------------------------------
                                                               SINCE INCEPTION
AVERAGE ANNUAL RATE OF RETURN %                   ONE YEAR         9/01/95
------------------------------------------------------------------------------
Jefferson Growth & Income Fund - Class A No-Load    (7.01)%        6.03%
Jefferson Growth & Income Fund - Class A*<F1>      (12.10)         4.16
Jefferson Growth & Income Fund - Class B No-Load    (7.64)         5.22
Jefferson Growth & Income Fund - Class B           (11.88)**<F2>   4.36***<F3>
Russell 2000 Index****<F4>                         (11.84)         8.44
S&P 500 Stock Index*****<F5>                        21.99         25.96

*<F1>     Reflects maximum front-end sales charge of 5.50%.
**<F2> Reflects maximum Contingent Deferred Sales Charge (CDSC) of 5.00% effective on redemptions within one year.
***<F3> Reflects maximum Contingent Deferred Sales Charge (CDSC) of 3.00% effective on redemptions after three years.
****<F4> The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of small and medium size public companies.
*****<F5> The S&P 500 Stock Index is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. An investment cannot be made directly in an index.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
   Investments, at current value (cost $8,671,785)                 $7,907,949
   Dividends receivable                                                10,818
   Interest receivable                                                 33,693
   Receivable for investments sold                                    530,957
   Receivable for fund shares sold                                     19,095
   Organization costs, net of accumulated amortization                 46,049
   Receivable from Adviser                                             85,823
   Other assets                                                        11,954
                                                                   ----------
     Total Assets                                                   8,646,338
                                                                   ----------
LIABILITIES:
   Payable for investments purchased                                  290,117
   Accrued expenses and other payables                                 31,953
                                                                   ----------
     Total Liabilities                                                322,070
                                                                   ----------
NET ASSETS                                                         $8,324,268
                                                                   ----------
                                                                   ----------
NET ASSETS CONSIST OF:
   Capital stock                                                   $8,737,165
   Undistributed net investment income                                  5,716
   Undistributed accumulated net realized gains on investments        345,223
   Unrealized net appreciation (depreciation) on investments         (763,836)
                                                                   ----------
     Total Net Assets                                              $8,324,268
                                                                   ----------
                                                                   ----------
CLASS A:
   Net assets                                                      $6,838,386
   Shares outstanding (unlimited number authorized)                   657,685
   Net asset value and redemption price per share                      $10.40
                                                                   ----------
                                                                   ----------
   Maximum offering price per share                                    $11.01
                                                                   ----------
                                                                   ----------
CLASS B:
   Net assets                                                      $1,485,882
   Shares outstanding (unlimited number authorized)                   143,753
   Net asset value and offering price per share                        $10.34
                                                                   ----------
                                                                   ----------
   Redemption price per share, assuming maximum
     contingent deferred sales charge                              $     9.82
                                                                   ----------
                                                                   ----------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
   Dividend income (net of withholding tax of $1,735)             $   167,390
   Interest income                                                    165,513
                                                                  -----------
         Total investment income                                      332,903
                                                                  -----------
EXPENSES:
   Investment advisory fees                                            51,704
   Administration fees                                                 20,111
   Shareholder servicing and accounting costs                          52,641
   Distribution fees -- Class A                                        15,099
   Distribution fees -- Class B                                        12,208
   Custody fees                                                         6,341
   Federal and state registration fees                                  9,305
   Professional fees                                                   36,891
   Reports to shareholders                                              8,155
   Amortization of organization costs                                  12,435
   Trustees' fees and expenses                                          6,163
   Other                                                               14,987
                                                                  -----------
   Total expenses before waiver and reimbursement                     246,040
   Less:  Waiver of expenses and reimbursement from Adviser          (137,763)
                                                                  -----------
         Net expenses                                                 108,277
                                                                  -----------
NET INVESTMENT INCOME                                                 224,626
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on investments                                   318,750
   Change in unrealized appreciation (depreciation)
     on investments                                                (1,184,826)
                                                                  -----------
         Net gain (loss) on investments                              (866,076)
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $  (641,450)
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                              YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 1998    OCTOBER 31, 1997
                                           ----------------    ----------------
OPERATIONS:
   Net investment income                       $   224,626       $  177,655
   Net realized gain on investments                318,750          499,294
   Net realized gain on option contracts
     closed or expired                                  --           16,322
   Change in unrealized appreciation
     (depreciation) on investments              (1,184,826)         197,932
                                               -----------      -----------
   Net increase (decrease) in net assets
     resulting from operations                    (641,450)         891,203
                                               -----------      -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                   2,070,261        3,545,172
   Shares issued to holders in
     reinvestment of dividends                     734,451          177,534
   Shares redeemed                              (1,238,240)      (1,388,874)
                                               -----------      -----------
   Net increase in net assets resulting
     from capital share transactions             1,566,472        2,333,832
                                               -----------      -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                     (195,094)        (139,528)
   From net realized gains                        (432,547)         (23,710)
                                               -----------      -----------
   Total distributions to Class A
     shareholders                                 (627,641)        (163,238)
                                               -----------      -----------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income                      (31,024)         (13,897)
   From net realized gains                         (87,334)          (2,292)
                                               -----------      -----------
   Total distributions to Class B
     shareholders                                 (118,358)         (16,189)
                                               -----------      -----------
TOTAL INCREASE IN NET ASSETS                       179,023        3,045,608
NET ASSETS:
   Beginning of year                             8,145,245        5,099,637
                                               -----------      -----------
   End of year (including undistributed
     net investment income of $5,716 and
     $17,447, respectively)                     $8,324,268       $8,145,245
                                               -----------      -----------
                                               -----------      -----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                                                                       SEPTEMBER 1, 19951<F5>
                                                 YEAR ENDED         YEAR ENDED          YEAR ENDED             THROUGH
                                              OCTOBER 31, 1998   OCTOBER 31, 1997    OCTOBER 31, 1996     OCTOBER 31, 1995
                                             ------------------ ------------------  ------------------   ------------------
                                             CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A     CLASS B
                                             -------   -------   -------   -------   -------   -------   -------     -------
PER SHARE DATA:
  Net asset value,  beginning of period        $12.26    $12.20    $10.91    $10.87    $10.04    $10.03   $10.00      $10.00
  Income from investment operations:
  Net investment income                          0.32      0.23      0.29      0.20      0.27      0.21     0.04        0.03
  Net realized and unrealized
    gains (loss) on securities                  (1.09)    (1.07)     1.40      1.39      0.87      0.83       --          --
                                              -------   -------   -------   -------   -------   -------  -------     -------
     Total from investment operations           (0.77)    (0.84)     1.69      1.59      1.14      1.04     0.04        0.03
  Less distributions:
  Dividends from net investment income          (0.32)    (0.25)    (0.29)    (0.21)    (0.27)    (0.20)      --          --
  Distributions from net realized gains         (0.77)    (0.77)    (0.05)    (0.05)      --        --        --          --
                                              -------   -------   -------   -------   -------   -------  -------     -------
     Total distributions                        (1.09)    (1.02)    (0.34)    (0.26)    (0.27)    (0.20)      --          --
                                              -------   -------   -------   -------   -------   -------  -------     -------
  Net asset value, end of period               $10.40    $10.34    $12.26    $12.20    $10.91    $10.87   $10.04      $10.03
                                              -------   -------   -------   -------   -------   -------  -------     -------
                                              -------   -------   -------   -------   -------   -------  -------     -------
TOTAL RETURN2<F6>                             (7.01%)    (7.64%)   15.56%   14.68%    11.50%    10.49%     0.40%3<F7>  0.30%3<F7>
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period     $6,838    $1,486    $6,815    $1,330    $4,688      $412    $1,279        $133
  Ratio of net expenses to average net assets:
    Before expense reimbursement               2.75%      3.37%     2.96%    3.71%     5.95%     6.70%    17.35%4<F8> 18.10%4<F8>
    After expense reimbursement                1.15%      1.78%     1.15%    1.90%     1.15%     1.90%     1.15%4<F8>  1.90%4<F8>
  Ratio of net investment income
    to average net assets:
    Before expense reimbursement               1.11%      0.50%     1.01%    0.26%    (1.77%)   (2.52%)  (14.95%)4<F8>(15.70%)4<F8>
    After expense reimbursement                2.71%      2.09%     2.82%    2.07%     3.03%     2.28%     1.25%4<F8>   0.50%4<F8>
  Portfolio turnover rate5<F9>               136.94%    136.94%    98.37%   98.37%   131.98%   131.98%        --           --

1<F5> Commencement of operations.
2<F6> The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
3<F7> Not annualized.
4<F8> Annualized.
5<F9> During the period ended October 31, 1995, there were no sales of securities. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

   NUMBER
 OF SHARES                                          VALUE
 ---------                                          -----
          COMMON STOCKS -- 49.3%
          Apparel -- 0.7%
  45,000  Tultex Corporation*<F10>                $   59,063
                                                 -----------
          Chemicals -- 1.6%
   5,000  IMC Global Inc.                            130,000
                                                 -----------
          Energy -- 6.4%
   4,020  Texaco Inc.                                238,436
  10,600  Transcanada Pipelines LTD                  162,313
   5,000  Ultramar Diamond
            Shamrock Corporation                     134,688
                                                 -----------
                                                     535,437
                                                 -----------
          Entertainment & Leisure -- 9.1%
   5,000  Anchor Gaming *<F10>                       254,375
  10,000  Harvey Casinos Resort                      254,375
  26,000  Sunterra Corporation *<F10>                247,000
                                                 -----------
                                                     755,750
                                                 -----------
          Health Care Services -- 1.7%
  23,000  Utah Medical Products, Inc. *<F10>         140,875
                                                 -----------
          Manufacturing -- 3.4%
  10,000  Ennis Business Forms, Inc.                 100,000
  25,500  Noble Internation LTD *<F10>               184,875
                                                 -----------
                                                     284,875
                                                 -----------
          Metals and Mining -- 1.0%
   1,000  Aluminum Company of America                 79,250
                                                 -----------
          Real Estate Investment Trusts -- 10.5%
   6,000  Alexandria Real
            Estate Equities, Inc.                    160,125
   5,000  Great Lakes REIT, Inc.                      82,187
  17,135  Grove Property Trust                       175,634
  10,000  Hospitality Properties Trust               265,000
   7,000  Public Storage, Inc.                       186,813
                                                 -----------
                                                     869,759
                                                 -----------
          Retail - General -- 2.0%
  10,000  Claire's Stores, Inc.                   $  169,375
                                                 -----------
          Telecommunication Equipment -- 0.8%
  30,000  TII Industries, Inc. *<F10>                 63,749
                                                 -----------
          Transportation -- 10.5%
   4,200  FDX Corporation *<F10>                     220,763
   4,000  GATX Corporation                           138,000
   9,500  Ryder System, Inc.                         233,938
  10,000  Sea Containers LTD                         283,750
                                                 -----------
                                                     876,451
                                                 -----------
          Utilities -- 1.6%
   4,000  SCANA Corporation                          135,250
                                                 -----------
          TOTAL COMMON STOCKS
            (COST $4,845,320)                      4,099,834
                                                 -----------
 PRINCIPAL
  AMOUNT
 ---------
          CORPORATE BONDS AND NOTES -- 10.5%
          Finance Company -- 1.5%
$ 20,000  BankAmerica Corporation
            8.125%, 2/1/02                            21,585
 100,000  Lehman Brothers Holdings, Inc.
            8.375%, 2/15/99                          100,542
                                                 -----------
                                                     122,127
                                                 -----------
          Food & Beverage -- 3.0%
 250,000  General Foods
            6.000%, 6/15/01                          254,198
                                                 -----------
          Industrial -- 6.0%
 200,000  Masotech, Inc. **<F11>
            4.500%, 12/15/03                         162,250
 100,000  Micron Technology, Inc. **<F11>
            7.000%, 7/1/24                           101,391
 300,000  Veterinary Centers of America **<F11>
            5.250%, 5/1/06                           234,750
                                                 -----------
                                                     498,391
                                                 -----------
          TOTAL CORPORATE BONDS AND
            NOTES (COST $894,219)                    874,716
                                                 -----------
          U.S. GOVERNMENT AGENCY -- 3.9%
  24,533  Federal National Mortgage
            Association (FNMA) -- 0.3%
            Pass-Thru Certificates
            Pool #050737, 6.00%, 05/01/00             24,486
          Federal Home Loan
            Bank (FHLMC) -- 3.6%
 300,000    6.270%, 2/26/03                          300,395
                                                 -----------
          TOTAL U.S. GOVERNMENT AGENCY
            (COST $323,728)                          324,881
                                                 -----------

          SHORT-TERM INVESTMENTS -- 31.3%
          Variable Rate Demand Notes -- 31.3%
$400,780  American Family
            Financial Services                       400,780
 394,648  General Mills, Inc.                        394,648
 400,016  Firstar Bank Milwaukee, N.A.               400,016
 400,050  Pitney Bowes, Inc.                         400,050
 386,588  Sara Lee Corporation                       386,588
 377,077  Warner - Lambert Corporation               377,077
 249,359  Wisconsin Electric Power
            Company                                  249,359
                                                 -----------
          TOTAL SHORT-TERM INVESTMENTS
            (COST $2,608,518)                      2,608,518
                                                 -----------
          TOTAL INVESTMENTS -- 95.0%
          (COST $8,671,785)                        7,907,949
                                                 -----------
          Liabilities in Excess of
            Other Assets (5.0%)                      416,319
                                                 -----------
          TOTAL NET
            ASSETS -- 100.0%                      $8,324,268
                                                 -----------
                                                 -----------
  *<F10>  Non-income producing security.
 **<F11>  Convertible.
                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1998

1) ORGANIZATION

The Jefferson Growth & Income Fund (the "Fund") is a mutual fund created by The Jefferson Fund Group Trust (the "Trust") which was organized as a business trust under the laws of Delaware on January 20, 1995. The Fund is one of a series issued by the Trust, which is an open-end management company registered under the Investment Company Act of 1940, as amended.

Between the date of organization and the commencement of operations on September 1, 1995, the Fund had no operations other than incurring organizational expenses. These costs aggregated $65,659, and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced operations.

The Trust is authorized to issue an unlimited number of shares without par value. The Trust has issued two classes of shares in the Fund: Class A and Class B. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price or 5.82% of the net asset value. The Class B shares are subject to a service organization fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Certain of the Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption from the Fund within seven years from the time of the original purchase. Each class of shares of the Fund has identical rights and privileges.

2)   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value.

b) Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $10,239, undistributed accumulated net realized gains on investments has been increased by $15,842 and capital stock has been decreased by $5,603. These differences relate to adjustments to REIT securities and exclusion of certain organization costs for tax purposes.

c) Income and Expenses -- The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

d) Distributions to Shareholders -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Written Option Accounting -- When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. There were no options traded during the period.

f) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3) CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                              CLASS A
                         -------------------------------------------------
                              YEAR ENDED                    YEAR ENDED
                           OCTOBER 31, 1998              OCTOBER 31, 1997
                         -------------------            -------------------
                          AMOUNT      SHARES             AMOUNT     SHARES
                         --------    -------            --------   -------
 Shares sold             $1,481,940   125,151          $2,692,390   231,580
 Shares issued to
   holders in
   reinvestment
   of dividends             623,029    53,852             161,536    13,899
 Shares
   redeemed                (929,582)  (77,303)         (1,358,912) (118,993)
                         ----------  --------          ----------  --------
 Net increase            $1,175,387   101,700          $1,495,014   126,486
                         ----------  --------          ----------  --------
                         ----------  --------          ----------  --------

                                              CLASS B
                         -------------------------------------------------
                              YEAR ENDED                    YEAR ENDED
                           OCTOBER 31, 1998              OCTOBER 31, 1997
                         -------------------            -------------------
                          AMOUNT      SHARES             AMOUNT     SHARES
                         --------    -------            --------   -------
 Shares sold              $ 588,321    50,892            $852,782    72,259
 Shares issued
   to holders in
   reinvestment
   of dividends             111,422     9,657              15,998     1,374
 Shares
   redeemed                (308,658)  (25,827)            (29,962)   (2,462)
                         ----------   -------          ----------    ------
 Net increase             $ 391,085    34,722            $838,818    71,171
                         ----------   -------          ----------    ------
                         ----------   -------          ----------    ------
4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 1998, were as follows:

                                     PURCHASES        SALES
                                   ------------       -----
   U.S. Government                     $300,000      $611,048
   Other                            $19,603,083   $18,469,602

At October 31, 1998, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

   Appreciation                                  $    154,979
   (Depreciation)                                    (915,150)
                                                 ------------
   Net unrealized appreciation
     on investments                              $   (760,171)
                                                 ------------
                                                 ------------

At October 31, 1998, the cost of investments for federal income tax purposes was $8,668,120.

5) INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's daily net assets.

The Trust entered into a distribution and servicing agreement on May 7, 1998 with Adviser Dealer Services, Inc. (the "Distributor"). Adviser Dealer Services, Inc. replaced Rodman & Renshaw, Inc. as the Distributor. The Trust has adopted a Class A Servicing Fee Plan whereby the Fund pays the Distributor servicing fees of up to 0.25% annually, calculated as a percentage of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B distribution and servicing agreement, the Fund is authorized to pay the Distributor a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of the Class B shares of the Fund and a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class B shares of the Fund.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.50% and 1.90% of average net assets for Class A and Class B shares respectively, the Adviser may waive or may reimburse the Fund for the amount of such excess. Accordingly, for the year ended October 31, 1998, the Adviser has waived and reimbursed the Fund $137,763.

The Distributor received front-end sales charges on Class A shares and contingent deferred sales charges on Class B shares of $683 and $0, respectively, for the year ended October 31, 1998. Firstar Mutual Fund Services, LLC serves as Transfer Agent, Administrator and Accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as Custodian for the Fund.

6) DISTRIBUTIONS

     a) Thirty-six percent of the dividends paid during the fiscal year ended October 31, 1998, qualifies for the dividend received deduction available to corporate shareholders.

     b) One hundred percent of the capital gain dividends to be paid are hereby designated as long term for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS
NOVEMBER 13, 1998

The Shareholders and Board of Trustees
The Jefferson Fund Group Trust

We have audited the accompanying statement of assets and liabilities of Jefferson Growth & Income Fund (the "Fund"), a series of The Jefferson Fund Group Trust, including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1998 and the results of its operations for the year then ended, changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                        /s/ KPMG Peat Morwick LLP

Milwaukee, Wisconsin
November 13, 1998

(Jefferson Growth and Income Fund Logo)

                               INVESTMENT ADVISER
                                 Uniplan, Inc.
                           839 North Jefferson Street
                                   Suite 201
                              Milwaukee, WI 53202
                                 (800) 216-9785

                            ADMINISTRATOR, TRANSFER
                         AGENT, & DIVIDEND PAYING AGENT
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                  DISTRIBUTOR
                         Adviser Dealer Services, Inc.
                              6000 Memorial Drive
                                Dublin, OH 43017

                                 LEGAL COUNSEL
                                 Foley &Lardner
                            330 North Wabash Avenue
                                   Suite 3300
                               Chicago, IL 60611

                            INDEPENDENT ACCOUNTANTS
                             KPMG Peat Marwick LLP
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202